U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2007

NEOMEDIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite 600, Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) - 337-3434
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Letter of Intent to Sell Triton Global Business Services, Inc.

On August 16, 2007, NeoMedia Technologies, Inc. (“NeoMedia”) signed a binding letter of intent (the “LOI”) to sell its ownership of 90% of the outstanding shares of Triton Global Business Services, Inc. (“Triton”), the operations of which comprise NeoMedia’s Telecom Services business unit, to Greywolf Entertainment, Inc, a Canadian company (the “Buyer”), for $1,500,000 cash. The LOI calls for execution of a definitive and final share purchase agreement prior to closing, with closing to occur by September 20, 2007 (with an extension at the option of the Buyer until October 4, 2007), during which time NeoMedia shall not solicit or entertain offers to sell its ownership interest in Triton to any parties other than the Buyer.

The LOI is attached hereto as exhibit 16.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoMedia Technologies, Inc.
(Registrant)

Date: August 21, 2007	By:	/s/ William J. Hoffman,
William J. Hoffman, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of intent between NeoMedia Technologies, Inc. and Greywolf Entertainment, Inc.